As filed with the Securities and Exchange Commission on July 29, 2003.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 28, 2003 (July 23, 2003)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey (State of other jurisdiction of incorporation)	0-19312 (Commission File Number)	22-2822175 (IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5.	Other Events

On July 23, 2003, Medarex, Inc. (the “Company”) completed its sale to certain initial purchasers of $125 million aggregate principal amount of its 4.25% Convertible Senior Notes due August 15, 2010. For additional information concerning this offering, refer to the exhibits to this Current Report on Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number
4.1	Purchase Agreement, dated as of July 17, 2003, by and among the Company, Goldman, Sachs & Co., UBS Securities LLC and J.P. Morgan Securities Inc.

4.2	Registration Rights Agreement, dated as of July 23, 2003, by and among the Company, Goldman, Sachs & Co., UBS Securities LLC and J.P. Morgan Securities, Inc.

4.3	Indenture, dated as of July 23, 2003, between the Company and Wilmington Trust Company, as trustee.

10.1	Pledge Agreement, dated as of July 23, 2003, between the Company and Wilmington Trust Company, as trustee and as pledged securities intermediary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC. Registrant

Date: July 28, 2003	By:	/s/ DONALD L. DRAKEMAN
Donald L. Drakeman President and Chief Executive Officer

EXHIBIT INDEX

Number	Description	Number
4.1	Purchase Agreement, dated as of July 17, 2003, by and among the Company, Goldman, Sachs & Co., UBS Securities LLC and J.P. Morgan Securities Inc.

4.2	Registration Rights Agreement, dated as of July 23, 2003, by and among the Company, Goldman, Sachs & Co., UBS Securities LLC and J.P. Morgan Securities, Inc.

4.3	Indenture, dated as of July 23, 2003, between the Company and Wilmington Trust Company, as trustee.

10.1	Pledge Agreement, dated as of July 23, 2003, between the Company and Wilmington Trust Company, as trustee and as pledged securities intermediary.

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